UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: March 30, 2016

Professional Diversity Network, Inc.
(Exact Name of Registrant as specified in its charter)

Delaware	001-35824	80-0900177
(State or other	(Commission File No.)	(IRS Employer
jurisdiction of		Identification Number)
incorporation or
organization)

801 W. Adams Street, Sixth Floor
Chicago, Illinois 60607
(312) 614-0950
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 30, 2016, Professional Diversity Network, Inc. (the “Company”) issued a press release (the “Press Release”) announcing its results of operations and financial condition for the quarter and fiscal year ended December 31, 2015. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by reference.

On March 30, 2016, the Company also held a conference call to discuss the Company’s financial results for the quarter and fiscal year ended December 31, 2015. A copy of the transcript of the relevant portion of the conference call (the “Transcript”) is attached hereto as Exhibit 99.2 and is incorporated into this Item 2.02 by reference.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits

99.1	Professional Diversity Network, Inc. press release dated March 30, 2015, with respect to its financial results for the quarter and fiscal year ended December 31, 2015.

99.2	Professional Diversity Network, Inc. transcript from the conference call held on March 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROFESSIONAL DIVERSITY NETWORK, INC.

Date: April 1, 2016	By:	/s/ David Mecklenburger
David Mecklenburger
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Professional Diversity Network, Inc. press release dated March 30, 2015, with respect to its financial results for the quarter and fiscal year ended December 31, 2015.

99.2	Professional Diversity Network, Inc. transcript from the conference call held on March 30, 2016.